Filed pursuant to Rule 497(e)
File Nos. 033-36528 and 811-06161

ALLIANZ FUNDS

Supplement Dated July 7, 2020

to the Statutory Prospectus for

Class A, Class C, Class T, Class R,

Institutional Class, Class R6, Class P, and Administrative Class Shares of

Allianz Funds

Dated August 28, 2019 (as supplemented thereafter)

Disclosure Relating to All Series

On July 7, 2020, Allianz Global Investors, a leading global active asset manager encompassing Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), investment adviser and administrator for all series of Allianz Funds (the “Funds”), and Virtus Investment Partners, Inc. (“Virtus”) announced they have entered into an agreement providing for a strategic partnership (the “Agreement”). Under the terms of the Agreement, among other matters, it is intended that a wholly-owned subsidiary of Virtus, Virtus Investment Advisers, Inc., will become the investment adviser and administrator for the Funds and Virtus or an affiliate of Virtus will become the distributor for the Funds. Personnel of AllianzGI U.S. will continue to be responsible for day-to-day portfolio management of the Funds either through AllianzGI U.S. serving as sub-adviser or through such personnel becoming employees of Virtus or an affiliate of Virtus. Certain of the new arrangements, including the new management agreements, must be approved by the Funds’ Board of Trustees and Fund shareholders. Subject to these approvals, AllianzGI U.S. and Virtus expect that the arrangements will be in place by the end of calendar year 2020.

Please retain this Supplement for future reference.